UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 4, 2026
RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-32113	33-0832424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
15950 North Dallas Parkway, Suite 330, Dallas, Texas 75248
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 777-0600

(Former Name or Former Address, if Changed Since Last Report)

________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGP	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 5, 2026, Resources Connection, Inc. (the “Company”) announced the retirement of A. Robert Pisano and Robert Kistinger from the Company’s Board of Directors (the “Board”) effective immediately prior to the Company’s 2026 Annual Meeting of Stockholders. Both Messrs. Pisano and Kistinger intend to remain on the Board until the Company’s 2026 Annual Meeting, and Mr. Pisano will remain the Chair of the Board through such date. The directors’ decisions were not related to any disagreement with the Company on any matter relating to its operations, policies or practices.
The Board has appointed Roger Carlile, the Company’s Chief Executive Officer, to serve as Chair of the Board upon Mr. Pisano’s retirement from the Board. The Board has also appointed Susan Collyns to serve as the Lead Independent Director of the Board effective at the Company’s 2026 Annual Meeting. Upon Messrs. Pisano’s and Kistinger’s retirement from the Board, the Board’s size will be reduced to six directors.
Item 7.01    Regulation FD Disclosure.
On May 5, 2026, the Company issued a press release regarding the matters described above, which is furnished as Exhibit 99.1 to this report.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 8.01    Other Events.
Revised Director Compensation Policy
On April 23, 2026, the Board revised its Director Compensation Policy to provide for a reduction in the retainer paid to a non-employee Chair of the Board by 50% from $250,000 per year to $125,000 per year, effective immediately. Mr. Carlile will not be eligible to receive the Chair retainer as he is employed by the Company.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press Release entitled “Resources Connection, Inc. Announces Planned Board Transition and Governance Updates,” issued May 5, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

Date: May 5, 2026	By:	/s/ ROGER CARLILE
Roger Carlile
President and Chief Executive Officer